Dreyfus

Connecticut Intermediate Municipal Bond Fund

ANNUAL REPORT March 31, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            13   Statement of Assets and Liabilities

                            14   Statement of Operations

                            15   Statement of Changes in Net Assets

                            16   Financial Highlights

                            17   Notes to Financial Statements

                            22   Report of Independent Auditors

                            23   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                            Dreyfus Connecticut

                                               Intermediate Municipal Bond Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Connecticut Intermediate Municipal Bond Fund, covering the 12-month period from April 1, 1999 through March 31, 2000. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Samuel Weinstock.

When the reporting period began, evidence had emerged that the U.S. economy was growing strongly in an environment characterized by high levels of consumer spending and low levels of unemployment. Concerns that inflationary pressures might re-emerge caused the Federal Reserve Board to raise short-term interest rates five times during the reporting period, for a total increase of 125 basis points. While higher interest rates led to an erosion of municipal bond prices during the first half of the reporting period, the overall market showed renewed signs of strength during the first quarter of 2000.

Municipal bonds were also influenced by supply-and-demand considerations. These technical influences have caused the yields of tax-exempt bonds to rise to very attractive levels compared to the after-tax yields of taxable bonds of comparable maturity and credit quality. This is especially true for investors in the higher federal and state income tax brackets.

We appreciate your confidence over the past year, and we look forward to your continued participation in Dreyfus Connecticut Intermediate Municipal Bond Fund.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

April 12, 2000




DISCUSSION OF FUND PERFORMANCE

Samuel Weinstock, Portfolio Manager

How did Dreyfus Connecticut Intermediate Municipal Bond Fund perform during the period?

The fund produced a -0.10% total return over the 12-month period ended March 31, 2000.(1) This compares with a -0.72% total return for the Lipper Other States Intermediate Municipal Debt Funds category average.(2)

We attribute the fund's negative absolute performance to a rising interest-rate environment, which caused most municipal bond prices to decline during the past year. However, the fund's favorable relative performance compared to that of its category average was attributable to the fund's security selection strategy, which was designed to reduce risks and maximize income opportunities over the long term.

What is the fund's investment approach?

The fund' s objective is to seek a high level of federal and Connecticut state tax-exempt income as is consistent with preservation of capital. To pursue this goal, we have attempted to manage the portfolio with an eye toward maintaining or improving current income levels.

In pursuing this objective, we employ four primary strategies. First, we strive to identify the maturity range that we believe will provide the most favorable yields over the next year or two. Second, we evaluate issuers' credit quality to find bonds that we believe provide high yields at attractive prices. Third, we look for bonds with attractively high interest payments, even if they sell at a premium to face value. Fourth, we assess individual bonds' early redemption features, focusing on those that cannot be redeemed quickly by their issuers. Typically, the bonds we select for the portfolio will have several of these qualities.

We also evaluate the bonds' likely performance under various market scenarios. We generally select securities that we believe are most likely to provide the best yields over an anticipated range of interest-rate The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

levels. In other cases, we hold certain securities because of our belief that they will participate strongly in market rallies and provide protection against market declines.

What other factors influenced the fund's performance?

Although the fund's performance was hurt by a difficult investment environment during much of 1999, the first quarter of 2000 provided better conditions and a market rally.

When the reporting period began on April 1, 1999, investors had become concerned that strong economic growth might rekindle long-dormant inflationary pressures. In an attempt to forestall a reacceleration of inflation, the Federal Reserve Board raised short-term interest rates five times during the 12-month reporting period, for a total increase of 125 basis points since last summer, causing most bond prices to fall.

Municipal bond prices also fell during 1999 because of adverse supply-and-demand influences. For a variety of reasons, institutional investors participated less in the tax-exempt market. Despite strong demand from individual investors, the absence of institutional buyers helped reduce overall demand and drove municipal
bond    prices    down.

During the first quarter of 2000, however, issuance of municipal bonds nationally declined approximately 40% compared to the same period one year ago. This supply reduction, combined with robust demand from individual investors, helped support a rebound of municipal bond prices, from which the fund benefited. In Connecticut, however, where the supply of newly issued municipal bonds tends to be less voluminous than in other states, the reduced supply of bonds made it more difficult to find appropriate bonds for the portfolio.

What is the fund's current strategy?

We have continued our efforts to upgrade the portfolio without sacrificing income by shifting assets from longer term bonds to shorter term bonds with greater protection from early redemptions. We have found such opportunities
primarily    among    tax-exempt    bonds    in    the

five- to 10-year maturity range. We have also continued to hold high current yield bonds selling at prices higher than their face values. These "premium" bonds offer high current yields as well as protection from DE MINIMIS risks that typically affect discount bonds in a rising interest-rate environment.

These changes in the fund's asset mix have also affected our duration management strategy. At about 4.8 years as of March 31, the fund's average duration is slightly shorter than it was when the reporting period began. Looking forward, the fund's current average duration leaves us plenty of room for extension when we believe that the time is right for such a move.

April 12, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-CONNECTICUT RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN UNDERTAKING IN EFFECT THAT MAY BE EXTENDED, TERMINATED OR MODIFIED AT ANY TIME. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURN WOULD HAVE BEEN LOWER.

(2)  SOURCE: LIPPER ANALYTICAL SERVICES, INC.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Connecticut
Intermediate Municipal Bond Fund and the Lehman Brothers 10-Year Municipal Bond
Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 3/31/00

                                                            Inception                                                From

                                                              Date             1 Year             5 Years          Inception
------------------------------------------------------------------------------------------------------------------------------------

FUND                                                         6/26/92           (0.10%)             4.95%             5.43%

((+))  SOURCE: LIPPER ANALYTICAL SERVICES, INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND ON 6/26/92 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS 10-YEAR MUNICIPAL BOND INDEX ON THAT DATE. FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 6/30/92 IS USED AS THE BEGINNING VALUE ON 6/26/92. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND INVESTS PRIMARILY IN CONNECTICUT MUNICIPAL SECURITIES AND MAINTAINS A PORTFOLIO WITH A WEIGHTED-AVERAGE MATURITY RANGING BETWEEN 3 AND 10 YEARS. THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT FEES AND EXPENSES. THE LEHMAN BROTHERS 10-YEAR MUNICIPAL BOND INDEX IS NOT LIMITED TO INVESTMENTS PRINCIPALLY IN CONNECTICUT MUNICIPAL OBLIGATIONS AND DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. THE LEHMAN BROTHERS 10-YEAR MUNICIPAL BOND INDEX, UNLIKE THE FUND, IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED 10-YEAR TAX-EXEMPT BOND MARKET, CONSISTING OF MUNICIPAL BONDS WITH MATURITIES OF 9-12 YEARS. THESE FACTORS, COUPLED WITH THE POTENTIALLY LONGER MATURITY OF THE INDEX, CAN CONTRIBUTE TO THE INDEX POTENTIALLY OUTPERFORMING OR UNDERPERFORMING THE FUND. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.




STATEMENT OF INVESTMENTS

March 31, 2000

                                                                                              Principal

LONG-TERM MUNICIPAL INVESTMENTS--96.9%                                                       Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONNECTICUT--79.0%

Bridgeport 6%, 9/1/2006 (Insured; AMBAC)                                                      1,750,000                1,847,422

Chesire 5.10%, 8/15/2006                                                                        530,000                  535,565

Columbia:

   5.20%, 6/15/2002                                                                             265,000                  268,585

   5.30%, 6/15/2003                                                                             265,000                  270,252

   5.40%, 6/15/2004                                                                             265,000                  271,832

State of Connecticut:

   5.80%, 11/15/2002                                                                          1,500,000                1,545,060

   5.25%, 3/15/2010                                                                           5,100,000                5,192,922

   Clean Water Fund Revenue:

      5.40%, 4/1/2003                                                                         1,000,000                1,020,920

      5.40%, 6/1/2007                                                                         1,805,000                1,854,818

      5.125%, 7/1/2007 (Insured; MBIA)                                                        2,000,000                2,019,140

      5.75%, 12/1/2013                                                                           75,000                   77,246

      5.75%, 12/1/2013 (Prerefunded 6/1/2004)                                                   925,000  (a)             972,767

   Special Assessment Second Injury Fund Revenue

      5.20%, 1/1/2010 (Insured; AMBAC)                                                        3,000,000                3,021,630

   Special Tax Obligation Revenue
      (Transportation Infrastructure):

         5.60%, 9/1/2002                                                                      3,000,000                3,064,650

         5.25%, 9/1/2007                                                                      1,115,000                1,135,159

         5.25%, 9/1/2007 (Insured; MBIA)                                                      1,360,000                1,384,589

         5.375%, 9/1/2008                                                                     2,500,000                2,566,250

Connecticut Development Authority, Revenue

   (Duncaster Project) 5.50%, 8/1/2011 (Insured; AGIC)                                        2,405,000                2,421,955

Connecticut Health and Educational Facilities Authority, Revenue:

  (Connecticut State University System)

      5%, 11/1/2007 (Insured; MBIA)                                                           1,820,000                1,825,041

   (Greenwich Hospital) 5.75%, 7/1/2006 (Insured; MBIA)                                       1,000,000                1,043,830

   (Kent School) 5.10%, 7/1/2007 (Insured; MBIA)                                                500,000                  504,330

   (Stamford Hospital) 5.20%, 7/1/2007 (Insured; MBIA)                                        2,210,000                2,235,746

   (University of Hartford):

      6.20%, 7/1/2001                                                                           750,000                  757,215

      6.25%, 7/1/2002                                                                           700,000                  709,492

   (University of New Haven) 6%, 7/1/2006                                                       900,000                  908,289

   (Windham Community Memorial Hospital) 5.75%, 7/1/2011                                      1,000,000                  902,570

   (Yale New Haven Hospital) 5.50%, 7/1/2010                                                  1,810,000                1,859,938

Connecticut Higher Education Supplemental

  Loan Authority, Revenue (Family Education Loan Program):

      5.70%, 11/15/2004                                                                       1,195,000                1,214,048

      5.80%, 11/15/2005                                                                       1,625,000                1,658,491

      5.90%, 11/15/2006                                                                       1,710,000                1,753,605

      5.50%, 11/15/2008                                                                       1,580,000                1,578,278

      5.60%, 11/15/2009                                                                       1,675,000                1,679,991

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONNECTICUT (CONTINUED)

Connecticut Housing Finance Authority

  (Housing Mortgage Finance Program):

      5.90%, 5/15/2006                                                                          775,000                  793,011

      5.65%, 11/15/2007                                                                       1,000,000                1,005,770

      6.20%, 5/15/2012 (Insured; MBIA)                                                        1,000,000                1,041,660

Connecticut Regional School District Number 5:

   5.25%, 1/15/2004 (Insured; MBIA)                                                             400,000                  407,596

   5.40%, 1/15/2005 (Insured; MBIA)                                                             400,000                  410,560

   5.50%, 1/15/2006 (Insured; MBIA)                                                             400,000                  410,704

Connecticut Resource Recovery Authority,
   Revenue (Bridgeport Resco Co. LP Project)
   5.375%, 1/1/2006                                                                           2,500,000                 2,548,025

Danbury:

   5.10%, 8/15/2003                                                                             815,000                   826,410

   5.25%, 8/15/2004                                                                             815,000                   831,675

Derby:

   5.40%, 5/15/2004 (Insured; AMBAC)                                                            420,000                   430,639

   5.50%, 5/15/2005 (Insured; AMBAC)                                                            620,000                   639,604

Eastern Connecticut Resources Recovery Authority,
   Solid Waste Revenue

   (Wheelabrator Lisbon Project) 5.25%, 1/1/2006                                                820,000                   758,779

East Hampton:

   5.25%, 7/15/2004 (Insured; FGIC)                                                             300,000                   306,378

   5.40%, 7/15/2005 (Insured; FGIC)                                                             305,000                   313,793

   5.50%, 7/15/2006 (Insured; FGIC)                                                             305,000                   315,361

East Lyme:

   5.20%, 8/1/2003                                                                              425,000                   431,524

   5.60%, 8/1/2009                                                                              415,000                   427,458

Easton:

   5.05%, 6/1/2007                                                                              270,000                   272,330

   5.15%, 6/1/2008                                                                              270,000                   272,892

   5.25%, 6/1/2009                                                                              245,000                   248,134

Guilford:

   5.50%, 10/15/2002                                                                          1,000,000                 1,021,910

   5.25%, 1/15/2004                                                                             300,000                   306,009

   5.40%, 1/15/2005                                                                             325,000                   333,999

   5.50%, 1/15/2006                                                                             325,000                   334,116

Glastonbury:

   4.125%, 4/1/2009                                                                             250,000                   229,105

   4.25%, 4/1/2010                                                                              150,000                   138,170

Hamden:

   5.25%, 10/1/2001                                                                             445,000                   450,238

   5.40%, 10/1/2003                                                                             425,000                   434,567


                                                                                              Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONNECTICUT (CONTINUED)

Hartford 5.30%, 10/1/2008 (Insured; FGIC)                                                     1,000,000                 1,020,140

Meriden 5.50%, 11/15/2001 (Insured; MBIA)                                                     1,300,000                 1,322,490

Middletown 5%, 4/15/2008                                                                      1,760,000                 1,762,851

New Britain:

   5.375%, 3/1/2003 (Insured; MBIA)                                                             750,000                   762,900

   5.50%, 3/1/2004 (Insured; MBIA)                                                            1,000,000                 1,024,140

New Canaan:

   5.25%, 2/1/2009                                                                              550,000                   560,885

   5.30%, 2/1/2010                                                                              650,000                   664,495

New Fairfield 4.80%, 3/15/2003 (Insured; MBIA)                                                  550,000                   552,497

New Haven:

   6.50%, 12/1/2002                                                                           1,060,000                 1,097,672

   6.50%, 12/1/2002 (Escrowed to Maturity)                                                      350,000                   365,831

   6.75%, 12/1/2005                                                                             845,000                   903,398

   5.25%, 8/1/2006 (Insured; FGIC)                                                            1,200,000                 1,220,916

   5%, 8/1/2008 (Insured; FGIC)                                                               2,185,000                 2,184,104

New London:

   5.10%, 10/1/2002 (Insured; MBIA)                                                             300,000                   303,753

   5.20%, 10/1/2003 (Insured; MBIA)                                                             575,000                   584,459

New Milford:

   5.20%, 8/1/2003                                                                              550,000                   558,443

   5.40%, 8/1/2006                                                                              380,000                   390,317

   5.50%, 8/1/2007                                                                              425,000                   439,595

Norwalk Maritime Center Authority, Revenue
   (Maritime Center Project) 5.50%, 2/1/2003                                                    670,000                   684,104

Norwich 5.75%, 9/15/2005                                                                        875,000                   912,117

Redding:

   6.55%, 4/15/2008                                                                             200,000                   220,380

   6.60%, 4/15/2009                                                                             200,000                   222,500

South Central Connecticut Regional Water Authority,
   Water Systems Revenue

   5.50%, 8/1/2003 (Insured; FGIC)                                                            2,000,000                 2,049,620

Southington:

   5.40%, 9/15/2005 (Insured; MBIA)                                                             455,000                   468,068

   5.50%, 9/15/2006 (Insured; MBIA)                                                             455,000                   470,324

   5.60%, 9/15/2007 (Insured; MBIA)                                                             455,000                   471,544

Stamford:

   6.625%, 3/15/2004                                                                          1,620,000                 1,734,647

   6.625%, 3/15/2004 (Escrowed to Maturity)                                                   1,130,000                 1,202,840

   7.75%, 1/15/2005                                                                           1,650,000                 1,860,375

Stratford 5.625%, 11/1/2007 (Insured; FGIC)                                                   2,490,000                 2,564,725

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONNECTICUT (CONTINUED)

Vernon:

   5.30%, 9/15/2004 (Insured; MBIA)                                                             360,000                   368,366

   5.40%, 9/15/2005 (Insured; MBIA)                                                             360,000                   370,339

   5.50%, 9/15/2006 (Insured; MBIA)                                                             360,000                   370,483

Wallingford:

   5.40%, 6/15/2003                                                                             400,000                   408,868

   5.30%, 6/1/2004                                                                              500,000                   510,725

Waterbury:

   4.90%, 4/15/2002 (Insured; FGIC)                                                           1,650,000                 1,656,468

   5%, 4/15/2003 (Insured; FGIC)                                                              2,060,000                 2,071,763

Westport:

   5.10%, 6/15/2003                                                                             500,000                   505,510

   5.20%, 6/15/2004                                                                             500,000                   515,590

U.S. RELATED--17.9%

Commonwealth of Puerto Rico:

   5.30%, 7/1/2004 (Insured; MBIA)                                                            1,000,000                 1,025,310

   5.25%, 7/1/2014 (Insured; MBIA)                                                            1,000,000                 1,004,400

   Public Improvement 5.25%, 7/1/2012 (Insured; FSA)                                          2,600,000                 2,648,048

Puerto Rico Electric and Power Authority, Power Revenue

   6.125%, 7/1/2009 (Insured; MBIA)                                                           4,000,000                 4,352,840

Puerto Rico Municipal Finance Agency 5.60%, 7/1/2002                                          3,900,000                 3,990,948

Virgin Islands, Subordinate Tax (Insurance Claims Fund Program

   General Obligation Matching Fund) 5.65%, 10/1/2003                                         2,040,000                 2,074,333

Virgin Islands Public Finance Authority,

  Revenue, Matching Fund Loan Notes:

      6.90%, 10/1/2001                                                                        2,000,000                 2,077,560

      5.50%, 10/1/2008                                                                        1,500,000                 1,485,480

Virgin Islands Port Authority, Airport Revenue
   4.35%, 9/1/2003                                                                            2,830,000                 2,721,413

Virgin Islands Public Finance Authority,
   Revenue, Gross Receipts Taxes Loan Notes

   5.625%, 10/1/2010                                                                          1,000,000                   992,580

Virgin Islands Water and Power Authority,
   Water Systems Revenue

   7.20%, 1/1/2002                                                                              100,000                   103,139

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $120,089,968)                                                                                                121,876,336


                                                                                              Principal

SHORT-TERM MUNICIPAL INVESTMENTS--1.6%                                                       Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONNECTICUT--.8%

State of Connecticut, VRDN
   3.60% (SBPA; Bayerische Landesbank)                                                        1,000,000  (b)           1,000,000

U.S. RELATED--.8%

Puerto Rico Highway and Transportation Authority,
   Transportation Revenue, VRDN 3.25% (Insured; AMBAC,
   SBPA; Bank of Nova Scotia)                                                                 1,000,000  (b)           1,000,000

TOTAL SHORT-TERM MUNICIPAL INVESTMENTS

   (cost $2,000,000)                                                                                                   2,000,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS

   (cost $122,089,968)                                                                            98.5%              123,876,336

CASH AND RECEIVABLES (NET)                                                                         1.5%                1,825,490

NET ASSETS                                                                                       100.0%              125,701,826

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

Summary of Abbreviations

AGIC                 Asset Guaranty Insurance Company

AMBAC                American Municipal Bond Assurance Corporation

FGIC                 Financial Guaranty Insurance

                         Company

FSA                Financial Security Assurance

MBIA               Municipal Bond Investors Assurance

                      Insurance Corporation

SBPA               Standby Bond Purchase Agreement

VRDN               Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              53.6

AA                               Aa                              AA                                               23.4

A                                A                               A                                                12.2

BBB                              Baa                             BBB                                               7.5

F1                               Mig1                            SP1                                               1.6

Not Rated (c)                    Not Rated (c)                   Not Rated (c)                                     1.7

                                                                                                                 100.0

(A)  BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT
SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND INTEREST
ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE EARLIEST REFUNDING
DATE.

(B)  SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE -- SUBJECT TO CHANGE
PERIODICALLY.

(C)  SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S
HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE RATED
SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

March 31, 2000

                                                             Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           122,089,968   123,876,336

Cash                                                                    210,815

Interest receivable                                                   1,720,473

Prepaid expenses                                                          4,749

                                                                    125,812,373
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            66,406

Accrued expenses                                                         44,141

                                                                        110,547
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      125,701,826
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     126,145,787

Accumulated net realized gain (loss) on investments                 (2,230,329)

Accumulated net unrealized appreciation (depreciation)
   on investments--Note 4                                            1,786,368
--------------------------------------------------------------------------------

NET ASSETS ($)                                                     125,701,826
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of Beneficial Interest authorized)
                                                                      9,403,708

NET ASSET VALUE, offering and redemption price per share--Note 3(d) ($)
                                                                          13.37

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Year Ended March 31, 2000

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      6,889,031

EXPENSES:

Management fee--Note 3(a)                                              812,948

Shareholder servicing costs--Note 3(b)                                 180,163

Professional fees                                                       30,867

Trustees' fees and expenses--Note 3(c)                                  28,167

Registration fees                                                       16,588

Custodian fees                                                          12,151

Prospectus and shareholders' reports                                     8,252

Loan commitment fees--Note 2                                             1,409

Miscellaneous                                                           21,794

TOTAL EXPENSES                                                       1,112,339

Less--reduction in management fee due to

   undertaking--Note 3(a)                                             (39,973)

NET EXPENSES                                                         1,072,366

INVESTMENT INCOME--NET                                               5,816,665
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                              (834,765)

Net unrealized appreciation (depreciation) on investments          (5,356,159)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (6,190,924)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               (374,259)

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                       Year Ended March 31,
                                              ----------------------------------

                                                     2000                 1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          5,816,665            5,614,799

Net realized gain (loss) on investments         (834,765)              429,909

Net unrealized appreciation (depreciation)
   on investments                             (5,356,159)              471,367

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    (374,259)            6,516,075
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                        (5,816,665)          (5,614,799)

Net realized gain on investments                     --                (1,930)

TOTAL DIVIDENDS                               (5,816,665)          (5,616,729)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                  25,831,459          30,133,025

Dividends reinvested                            4,556,685           4,348,768

Cost of shares redeemed                      (40,456,606)         (25,701,924)

INCREASE (DECREASE) IN NET ASSETS
   FROM BENEFICIAL INTEREST TRANSACTIONS     (10,068,462)           8,779,869

TOTAL INCREASE (DECREASE) IN NET ASSETS      (16,259,386)           9,679,215
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           141,961,212         132,281,997

END OF PERIOD                                 125,701,826         141,961,212
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     1,903,739           2,154,340

Shares issued for dividends reinvested            337,472             310,650

Shares redeemed                               (2,999,430)          (1,839,719)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   (758,219)              625,271

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The  following table describes the performance for the fiscal periods indicated.
Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                             Year Ended March 31,
                                                                 -------------------------------------------------------------------

                                                                 2000           1999          1998           1997          1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            13.97          13.87         13.33          13.35         13.03

Investment Operations:

Investment income--net                                            .58            .58           .60            .59           .60

Net realized and unrealized

   gain (loss) on investments                                   (.60)            .10           .54           (.01)          .31

Total from Investment Operations                                (.02)            .68          1.14            .58           .91

Distributions:

Dividends from investment income--net                           (.58)           (.58)         (.60)          (.60)         (.59)

Net asset value, end of period                                 13.37           13.97         13.87          13.33         13.35
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                (.10)           4.96          8.65           4.38          7.09
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          .79             .80           .78            .78           .72

Ratio of net investment income

   to average net assets                                        4.29            4.13          4.34           4.42          4.46

Decrease reflected in above expense
   ratios due to undertakings
   by The Dreyfus Corporation                                    .03             .06           .06            .06           .13

Portfolio Turnover Rate                                        13.33           12.71          6.90          29.56         19.91
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                        125,702         141,961       132,282        129,464       134,110

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Connecticut Intermediate Municipal Bond Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income exempt from Federal and Connecticut income taxes as is consistent with the preservation of capital. The Dreyfus Corporation (the "Manager" ) serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Effective March 22, 2000, Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of the Manager, became the distributor of the fund's shares, which are sold to the public without a sales charge. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon,
maturity    and    type;    indications    as    to    values     The    Fund

NOTES TO FINANCIAL STATEMENTS (continued)

from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $9,783 during the period ended March 31, 2000 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.


(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $1,428,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to March 31, 2000. This amount is calculated based on Federal income tax regulations which may differ from financial reporting in accordance with generally accepted accounting principles. If not applied, $1,385,000 of the carryover expires in fiscal 2004 and $43,000 expires in fiscal 2008.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended March 31, 2000, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund's average daily net assets and is payable monthly. The Manager had undertaken from April 1, 1999 through March 31, 2000 to reduce the management fee paid by the fund, to the extent that the fund' s aggregate annual expenses, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary
expenses,    exceeded    an     The    Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

annual rate of .80 of 1% of the value of the fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $39,973 during the period ended March 31, 2000.

(b) Under the fund' s Shareholder Services Plan, the fund reimburses DSC an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended March 31, 2000, the fund was charged $101,336 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended March 31, 2000, the fund was charged $50,313 pursuant to the transfer agency agreement.

(c) Each trustee who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $1,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

(d) A 1% redemption fee is charged and retained by the fund on shares redeemed within fifteen days following the date of issuance, including redemptions made through use of the fund Exchange privilege. During the period ended March 31, 2000, redemption fees amounted to $249.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended March 31, 2000 amounted to $17,561,325 and $27,827,694, respectively.


At March 31, 2000, accumulated net unrealized appreciation on investments was $1,786,368, consisting of $2,184,021 gross unrealized appreciation and $397,653 gross unrealized depreciation.

At March 31, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees Dreyfus Connecticut Intermediate Municipal Bond Fund

We have audited the accompanying statement of assets and liabilities of Dreyfus Connecticut Intermediate Municipal Bond Fund, including the statement of investments, as of March 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Connecticut Intermediate Municipal Bond Fund at March 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York

May 3, 2000



IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the fund hereby designates all the dividends paid from investment income-net during its fiscal year ended March 31, 2000 as " exempt-interest dividends" (not generally subject to regular Federal and, for individuals who are Connecticut residents, Connecticut personal income taxes).

As required by Federal tax law rules, shareholders will receive notification of their portion of the fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 2000 calendar year on Form 1099-DIV which will be mailed by January 31, 2001.

                                                             The Fund

NOTES

                                                           For More Information

Dreyfus Connecticut

Intermediate Municipal

Bond Fund

200 Park Avenue

New York, NY 10166

  Manager

The Dreyfus Corporation

200 Park Avenue

New York, NY 10166

  Custodian

The Bank of New York

100 Church Street

New York, NY 10286

  Transfer Agent &

  Dividend Disbursing Agent

Dreyfus Transfer, Inc.

P.O. Box 9671

Providence, RI 02940

  Distributor

Dreyfus Service Corporation

200 Park Avenue

New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2000 Dreyfus Service Corporation                                   914AR003